Loan Servicing	11 Months Ended
Mar. 31, 2012
Loan Servicing
D.	Loan Servicing:

Mortgage loans serviced for others are not included in the accompanying consolidated statements of financial condition. The unpaid principal balance of mortgage loans serviced for others was $88,224,000 and $88,140,000 at March 31, 2012 and April 30, 2011, respectively.

Custodial escrow balances maintained in connection with the foregoing loan servicing, and included in demand deposits, were approximately $1,897,000 and $945,000 at March 31, 2012 and April 30, 2011, respectively.

Mortgage servicing rights of approximately $194,000 and $206,000 were capitalized for the eleven months ended March 31, 2012 and the year ended April 30, 2011, respectively. Amortization of mortgage servicing rights was approximately $191,000 and $185,000 for the eleven months ended March 31, 2012 and the year ended April 30, 2011, respectively.